Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Virginia Saving Bancorp, Inc. (“the Registrant”) for the year ended December 31, 2008 as filed with the Securities and Exchange Commission (“the Report”) the undersigned executive officers of the Registrant hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ W. Michael Funk
Name:	W. Michael Funk
Title:	President and Chief Executive Officer

By:	/s/ Noel F. Pilon
Name:	Noel F. Pilon
Title:	Senior Vice President and Chief Financial Officer

April 29, 2009